Exhibit 4.1

	THIS CERTIFICATE IS TRANSFERABLE IN RIDGEFIELD PARK, N.J. OR NEW YORK, N.Y.		SEE REVERSE FOR CERTAIN DEFINITIONS
COMMON STOCK $.01 PAR VALUE
NUMBER				SHARES
PJ
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
[PICTURE]
CUSIP 724078 10 0
[LOGO]
PIPER JAFFRAY COMPANIES
THIS CERTIFIES THAT

IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Piper Jaffray Companies transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
[SEAL]	Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT
AND REGISTRAR.
By
	/s/ ANDREW S. DUFF	/s/ JAMES L. CHOSY
	CHAIRMAN OF THE BOARD	CORPORATE SECRETARY	AUTHORIZED SIGNATURE

PIPER JAFFRAY COMPANIES

        THE CORPORATE SECRETARY OF THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

        This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between Piper Jaffray Companies and Mellon Investor Services LLC, dated as of                        , 2003, as it may be amended from time to time (the "Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Piper Jaffray Companies. Under certain circumstances, as set forth in the Agreement, such Rights (as defined in the Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. Piper Jaffray Companies will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As set forth in the Agreement, Rights beneficially owned by any Person (as defined in the Agreement) who becomes an Acquiring Person (as defined in the Agreement) become null and void.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)
TOD	—	transfer on death direction in event of owner's death, to person named on face subject to TOD rules referenced	UNIF TRF MIN ACT	—		Custodian
					(Cust)		(Minor)
under Uniform Transfers to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

        For Value Received,                                                                                                                       hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.